As filed with the Securities and Exchange Commission on January 15, 1996
                        Securities Act File No. 33-51910
                    Investment Company Act File No. 811-7160


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 12

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 13

                         THE NOTTINGHAM INVESTMENT TRUST
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                       Frank P. Meadows III, Vice Chairman
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069


                                 With copies to:

                            M. Guy Brooks, III, Esq.
                            Poyner & Spruill, L.L.P.
                              3600 Glenwood Avenue

It is proposed that this filing will become effective:

   X    Immediately upon filing pursuant    _    on              , 1996 pursuant
        to Rule 485(b)                           to Rule 485(b)

   _    60 days after filing pursuant       _    on              , 1996 pursuant
        to Rule 485(a)(1)                        to Rule 485(a)(1)

   _    75 days after filing pursuant       _    on              , 1996 pursuant
        to Rule 485(a)(2)                        to Rule 485(a)(2)

The issuer has previously registered an indefinite number of shares of six classes: Nottingham Short Term Income Fund, The CarolinasFund, Greater Cincinnati Fund, Amelia Earhart: Eagle Equity Fund, Legacy Equity Fund, and Mississippi Opportunity Fund under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the year ended February 28, 1995 was filed on April 28, 1995.

This filing includes the Prospectuses and Statements of Additional Information of The CarolinasFund, Amelia Earhart: Eagle Equity Fund, Greater Cincinnati Fund, Legacy Equity Fund, The Nottingham Short Term Income Fund and Mississippi Opportunity Fund (Prospectus only), which are incorporated herein by reference to Post-Effective Amendment Nos. 6, 8, 9, 10, and 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 16, 1995, March 31, 1995, June 30, 1995, July 3, 1995, and August 10, 1995.

                        THE NOTTINGHAM INVESTMENT TRUST
                          Mississippi Opportunity Fund
                             Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

Form N-1A Item No.                       Prospectus Caption
PART A
Item 1     Cover Page                    Cover Page
Item 2     Synopsis                      Synopsis of Costs and Expenses
Item 3     Condensed Financial           Other Information - Calculation
            Information                   of Performance Data
Item 4     General Description           Investment Objective and Policies
            of Registrant                Risk Factors
                                         Investment Limitations
Item 5     Management of the Fund        Management of the Fund
Item 5(a)  Management's Discussion       Not Applicable
            of Fund Performance
Item 6     Capital Stock and Other       Federal Income Taxes
            Securities                   Dividends and Distributions
                                         Other Information -
                                          Description of Shares
Item 7     Purchase of Securities        How Shares May Be Purchased
            Being Offered                How Shares Are Valued
Item 8     Redemption or Repurchase      How Shares May Be Redeemed
Item 9     Pending Legal Proceedings     Not Applicable

                                         Statement of Additional
                                         Information Caption
PART B
Item 10    Cover Page                    Cover Page
Item 11    Table of Contents             Cover Page
Item 12    General Information           Investment Objective and Policies
            and History                  Investment Limitations
                                         Description of the Trust
                                         Management of the Fund
Item 13    Investment Objectives         Investment Objective and Policies
            and Policies                 Investment Limitations
                                         Appendix A - Description of Ratings
Item 14    Management of the Fund        Management of the Fund
Item 15    Control Persons and Principal Management of the Fund - Trustees
            Holders of Securities         and Officers
                                         Capital Shares and Voting
Item 16    Investment Advisory           Management of the Fund -
            and Other                     Investment Advisor
Item 17    Brokerage Allocation and      Management of the Fund - Distributor
            Other Practices
Item 18    Capital Stock and             Description of the Trust
            Other Securities
Item 19    Purchase, Redemption          Additional Purchase and Redemption
            and Pricing Information       of Securities Being Offered
                                         Net Asset Value
Item 20    Tax Status                    Additional Information Concerning
                                          Taxes
Item 21    Underwriters                  Management of the Fund - Distributor
Item 22    Calculation of                Additional Information on Performance
            Performance Data
Item 23    Financial Statements          Semi-Annual Report of the Fund for
                                          the period ended August 31, 1995

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                          MISSISSIPPI OPPORTUNITY FUND

                       SUPPLEMENT DATED JANUARY 15, 1996
                     TO THE PROSPECTUS DATED APRIL 3, 1995

The information on the Mississippi Opportunity Fund (the "Fund"), a non-diversified series of The Nottingham Investment Trust (the "Trust"), contained in the Fund's Prospectus dated April 3, 1995 (the "Prospectus"), is amended to reflect the following updated information:

1. The date of the Statement of Additional Information referenced on the cover page of the Prospectus is changed to January 15, 1996, and as amended or supplemented from time to time.

2.      The following "FINANCIAL HIGHLIGHTS" section is added to the Prospectus:

                                          FINANCIAL HIGHLIGHTS

The Fund has two classes of shares - Class A Shares and Class C Shares. See "Other Information - Description of Shares." The financial data included in the table below have been derived from unaudited financial statements of the Fund. The information in the table below should be read in conjunction with the Fund's latest unaudited financial statements and notes thereto for the fiscal period ended August 31, 1995, which are included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund will be contained in the Annual Report of the Fund, a copy of which may be obtained, when available, at no charge by calling the Fund.

             (For a Share Outstanding Throughout the Fiscal Period)

                                          For the period      For the period
                                          from March 29,       from April 7,
                                        1995 (commencement  1995 (commencement
                                         of operations) to   of operations) to
                                          August 31, 1995     August 31, 1995
                                              Class A             Class C

Net asset value, beginning of period           $10.00              $10.00
    Income from investment operations
        Net investment income (loss)             0.01               (0.01)
        Net realized and unrealized
         gain on investments                     1.06                1.05
            Total from investment operations     1.07                1.04

    Distributions to shareholders from
        Net investment income                   (0.02)              (0.01)
        Net realized gain from
         investment transactions                 0.00                0.00
            Total distributions                 (0.02)              (0.01)

Net asset value, end of period                 $11.05              $11.03

Total return                                    10.71%(a)           10.46%

Ratios/supplemental data
    Net assets, end of period                $1,084,733           $440,200
    Ratio of expenses to average net assets
        Before expense reimbursements            5.70%(b)            6.22%(b)
        After expense reimbursements             2.08%(b)            2.59%(b)

    Ratio of net investment
     loss to average net assets
        Before expense reimbursements           (3.40)%(b)          (3.91)%(b)
        After expense reimbursements             0.23%(b)           (0.29)%(b)
    Portfolio turnover rate                      0.00%               0.00%

(a)     Does not reflect payment of the maximum 3.5% sales charge for Class A
        Shares.

(b)     Annualized.

3. The information on the shares of the Fund as described under "Other Information - Description of Shares" in the Prospectus is supplemented with the following additional information:

As of January 9, 1996, the following entity owned of record or beneficially more that 25% of the shares of the Fund: Harmon & Company, c/o Trustmark National Bank Trust Department, P.O. Box 291, Jackson, Mississippi 39205, record holder with respect to 54.478% of the Class C shares of the Fund. Accordingly, this entity may be deemed to be a "controlling person" of the Fund within the meaning of the 1940 Act.

                      STATEMENT OF ADDITIONAL INFORMATION

                          MISSISSIPPI OPPORTUNITY FUND

                                January 15, 1996

                                  A Series of
                        THE NOTTINGHAM INVESTMENT TRUST
               105 North Washington Street, Post Office Drawer 69
                    Rocky Mount, North Carolina  27802-0069
                            Telephone 1-800-525-FUND



                               Table of Contents

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . .  2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . .  5
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . .  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . .  7
DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . .  8
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . .  9
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . 10
SPECIAL SHAREHOLDER SERVICES . . . . . . . . . . . . . . . 15
ADDITIONAL INFORMATION ON PERFORMANCE. . . . . . . . . . . 16
APPENDIX A - DESCRIPTION OF RATINGS. . . . . . . . . . . . 18
SEMI-ANNUAL REPORT OF THE FUND FOR
  THE PERIOD ENDED AUGUST 31, 1995 . . . . . . . . . ATTACHED



This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus dated April 3, 1995 for the Mississippi Opportunity Fund (the "Fund"), as supplemented by a supplement dated January 15, 1996, and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.
This Additional Statement is not a prospectus but is incorporated by reference in the Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus. The Fund, organized in 1995, has no prior operating history.

Additional Information on Fund Instruments. Attached to this Additional Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Writing Covered Call Options

        Options Generally. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

        Regulatory Aspects of Writing Options. Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Fund's Custodian or a securities depository acting for the Custodian, will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Investment Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

        Tax Aspects of Writing Options. Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for Federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code. One of the requirements for such qualification is that gains realized from the sale of securities held by the Fund less than three months must comprise less than 30% of the Fund's gross income. Due to this requirement, the Fund will limit the extent to which it writes call options on investments held less than 3 months.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or
        (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws;

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)     Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies;

(9) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; or

(10) Write, purchase, or sells puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (but the Fund may write covered call options as described in the Prospectus).

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund do not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short) (while the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year); or

(5) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

                                NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to each Class of Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. The minimum for initial investments is $2,000 ($1,000 for IRAs) and for any subsequent investment is $100. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Class A Shares. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus, along with the information on current purchases, rights of accumulation, and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Distribution Plan. The Trust has adopted separate Distribution Plans (collectively the "Plan") for the Class A shares and the Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased
- Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Class A shares' average net assets annually, and 1.00% of the Class C shares' average net assets annually, to finance any activity which is primarily intended to result in the sale of Class A or Class C shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Class A or Class C shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Such expenditures paid for distribution activities as an asset-based sales charge may not exceed 0.75% of the Class C shares' average annual net asset value. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

From time to time the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the related Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan.
The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Class A shares' or Class C shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A shares' or Class C shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of six series, the Mississippi Opportunity Fund (the subject of this Additional Statement); Amelia Earhart: Eagle Equity Fund managed by Amelia Earhart Capital Management, Inc. of Southfield, Michigan; Legacy Equity Fund managed by Legacy Advisors, Inc. of Dallas Texas; the Greater Cincinnati Fund managed by CityFund Advisory, Inc. of Cincinnati, Ohio; The CarolinasFund managed by Morehead Advisors, LLC of Charlotte, North Carolina; and Nottingham Short Term Income Fund managed by Nottingham Asset Management, LLC of Rocky Mount, North Carolina. The number of shares of each series shall be unlimited. Each series of shares of the Trust is divided into two classes of shares, except the Legacy Equity Fund and the Nottingham Short Term Income Fund. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series present at a meeting if the holders of more than 50% of the outstanding shares or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a series' gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a series' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by a series upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:

     Name, Position(s)                Principal Occupation(s)
       and Address                    During Past 5 Years

Robert A. Blackmon III, 35            Investment Executive
Trustee*                              Robert Thomas Securities
400 East Capitol Street               Jackson, Mississippi
Jackson, Mississippi 39201              since July 1994; previously
                                      Vice President
                                      Trustmark National Bank
                                      Jackson, Mississippi

John P. Boone, 63                     President,
Trustee*                              Legacy Advisors, Inc.,
President                             Dallas, Texas;
Legacy Equity Fund                    Executive Vice President,
2911 Turtle Creek Boulevard           Forum Securities, Inc.
Suite 400                             Dallas, Texas
Dallas, Texas 75219

Jack E. Brinson, 63                   President, Brinson Investment Co.
Trustee                               President, Brinson Chevrolet, Inc.
1105 Panola Street                    Tarboro, North Carolina
Tarboro, North Carolina  27886

Dodie M. Duffy, 32                    Compliance Administrator,
Secretary                             The Nottingham Company,
105 North Washington Street           Rocky Mount, North Carolina,
Rocky Mount, North Carolina  27802      since 1993, previously,
                                      Paralegal,
                                      W. Michael Stemmans,
                                        Attorney at Law,
                                      Baton Rouge, Louisiana

Jeffrey A. Egan, 35                   Vice President,
Trustee                               Cambridge Capital Management,
One Towne Square, Suite 1913          Southfield, Michigan,
Southfield, Michigan  48076           a division of Cambridge Financial
                                      Services, a consulting and securities
brokerage firm,
                                      Southfield, Michigan

Ashby M. Foote, III, 44               President
President                             Vector Money Management, Inc.
Mississippi Opportunity Fund          Jackson, Mississippi
One Jackson Place, Suite 1070
Jackson, Mississippi 39201

H. Kel Landis, III, 39                Executive Vice President,
Trustee                               Centura Bank,
304 Stonybrook Road                   Rocky Mount, North Carolina
Rocky Mount, North Carolina  27803

J. Finley Lee, Jr., 56                Julian Price Professor of Business
Administration
Trustee                               University of North Carolina
614 Croom Court                       Chapel Hill, North Carolina
Chapel Hill, North Carolina  27514

John E. Lynch, 35                     Investment Executive
Vice President                        Robert Thomas Securities
Mississippi Opportunity Fund            since July 1994; previously
400 East Capitol Street               Vice President
Jackson, Mississippi 39201            Paine Webber, Inc.
                                      Jackson, Mississippi

Frank P. Meadows III, 34              Managing Director,
President                             The Nottingham Company,
Nottingham Short Term Income Fund     Rocky Mount, North Carolina;
Trustee, Vice Chairman and Treasurer*  Registered Representative and
105 North Washington Street           Limited Securities Principal,
Rocky Mount, North Carolina  27802    Capital Investment Group, Inc.
                                      Raleigh, North Carolina

O. James Peterson, III, 60            Financial/Management Consultant
Trustee                               Richmond, Virginia
Five Bellona Arsenal                    since March 1994; previously
Midlothian, Virginia                  Senior Vice President, Chief Financial
Officer
                                      Dominion Resources, Inc;
                                      Richmond, Virginia
                                      Vice Chairman of Board of Directors
                                      Dominion Lands, Inc.
                                      Richmond, Virginia

John C. Ramsay, 32                    President
Trustee*                              R.H. York & Company
President                              (f/k/a Ramsay Hughes Investment Services,
Inc.)
Greater Cincinnati Fund               Cincinnati, Ohio
525 Vine Street #1800                   since March 1992; previously
Cincinnati, Ohio  45202               Investment Consultant
                                      Corporate Securities Group
                                      Boca Raton, Florida
                                        since November 1991; previously
                                      Investment Consultant
                                      Legg Mason Wood Walker
                                      Cincinnati, Ohio

Christopher J. Smith, 28              Director,
Trustee and Chairman*                 Amelia Earhart Capital Management, Inc.,
President                             Southfield, Michigan;
Amelia Earhart: Eagle Equity Fund     Corporate Counsel,
One Towne Square, Suite 1913          Seligman & Associates,
Southfield, Michigan  48076           Southfield, Michigan,
                                      a real estate management and development
company

Robert B. Thompson, 48                Chief Executive Officer
Trustee*                              Morehead Capital Advisors LLC
President                             Morehead Investment Advisors, Inc.
The CarolinasFund                     Charlotte, North Carolina;
1944 Brunswick Avenue                 Registered Representative,
Charlotte, North Carolina  28207      Capital Investment Group, Inc.
                                      Raleigh, North Carolina

Timothy C. Wheeler, 36                Senior Vice President,
Vice President                        Legacy Advisors, Inc.,
Legacy Equity Fund                    Dallas, Texas;
2911 Turtle Creek Boulevard           Vice President,
Suite 400                             Forum Securities, Inc.
Dallas, Texas 75219                   Dallas, Texas
_______________________________

* Indicates that the Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his affiliation with the Trust or one of the investment advisors to the Trust.

The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each non-affiliated Trustee receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Principal Holders of Voting Securities. As of January 9, 1996, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of January 9, 1996.

Name and Address of                    Amount and Nature of
Beneficial Owner                       Beneficial Ownership*         Percent

Class A Shares

Capitol Investors, Inc.                     10,019.015                7.819%
P.O. Box 1683
Jackson, Mississippi  39215

Sta-Home Home Health Agency Inc.            24,670.086               19.254%
Pension Plan
M. Caracci, V. Caracci and
 Carol Slaughter Co-Trustees
406 Briarwood Drive, Building 200
Jackson, Mississippi  39206

Gus Primos Family Trust                      9,998.778                7.804%
Hugh C. Montgomery, Jr. Trustee
P.O. Box 22567
Jackson, Mississippi  39225-2567

Gus A. Primos                               10,016.010                7.817%
2829 Lakeland Drive
Suite 1500 B
Jackson, Mississippi  39208

Gulf Guaranty Life Insurance Company         9,206.264                7.185%
P.O. Box 12409
Jackson, Mississippi  39236

Class C Shares

Harmon & Company                            25,453.197               54.992%**
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, Mississippi 39205

Raymond James & Associates, Inc.  CDSN       5,003.590               10.810%
William F. Lynch Jr. IRA
P.O. Box 12749
St. Petersburg, Florida  33733-2749

* The shares indicated are believed by the Trust to be owned both of record and beneficially, except shares held by Raymond James & Associates, Inc. (owned of record for the benefit of its customers).

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the Class of shares of the Fund.

Investment Advisor. Information about Vector Money Management, Inc., One Jackson Place, Suite 1070 Jackson, Mississippi 39201 (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

The Advisor will receive a monthly management fee equal to an annual rate of 0.875% of the average daily net asset value of the Fund. Restrictive limitations may be imposed on the Fund as a result of changes in current state laws and regulations in those states where the Fund has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company, L.L.C. (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the annual rate of 0.20% of the average daily net assets of the Fund on the first $50 million; 0.175% of the next $50 million; and 0.15% of its average daily net assets in excess of $100 million. In addition, the Administrator currently receives a base monthly fee of $2,000 for the first Class of the Fund and $750 for each additional Class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

The Administrator will also serve as the Fund's transfer agent and dividend disbursing agent and will provide certain accounting and pricing services for the Fund.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. Trustmark National Bank (the "Custodian"), Post Office Box 291, Jackson, Mississippi 39205-0291 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Accountants. The firm of KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023, serves as independent accountants for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-FUND, or by writing to:

                          Mississippi Opportunity Fund
                          105 North Washington Street
                             Post Office Drawer 69
                    Rocky Mount, North Carolina  27802-0069

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                     ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

      P(1+T)n = ERV

Where:   T =      average annual total return.
         ERV =    ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P =      hypothetical initial payment of $1,000 from which the maximum sales load is deducted.
         n =      period covered by the computation, expressed in terms of
                  years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The aggregate total return for the Class A shares of the Fund for the period from the inception of the Class A shares (March 29, 1995) through August 31, 1995 was 6.84%. Without reflecting the effects of the maximum 3.5% sales load, the aggregate total return for the Class A shares for such fiscal period was 10.71%. The aggregate total return for the Class C shares of the Fund for the period from the inception of the Class C shares (April 7, 1995) through August 31, 1995 was 10.46%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. Aggregate total return is calculated similarly to annual total return, except that the return is aggregated, rather that annualized.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged portfolios of companies located in Mississippi. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

- Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

- Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment Grade-Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

      MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

      BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

      AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

      F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

      F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                          MISSISSIPPI OPPORTUNITY FUND

                            SCHEDULE OF INVESTMENTS

                                August 31, 1995
                                  (Unaudited)

                                                              Market
                                        Shares                Value
COMMON STOCKS - 87.59%

   Agriculture - 2.16%
        Delta & Pine Land Company         1,000               $33,000

   Building Materials - 1.10%
        Masco Corporation                   600                16,800

   Chemicals - 7.26%
        First Mississippi Corporation     2,000                66,250
        Mississippi Chemical Corporati    2,000                44,500
                                                              110,750
   Computer Software & Services - 0.32%
    (a) Netscape Communications Corpor      100                 4,950

   Electrical Equipment - 0.83%
    (a) MagneTek, Inc.                    1,000                12,625

   Entertainment - 1.90%
    (a) Boyd Gaming Corporation           2,000                29,000

   Financial - Banks, Commercial - 7.12%
        BancorpSouth, Inc.                  700                28,000
        Deposit Guaranty Corporation        500                19,750
        Hancock Holding Company           1,000                34,500
        Trustmark Corporation             1,500                26,250
                                                              108,500
   Financial - Savings/Loans/Thrifts - 2.80%
        Magna Bancorp, Inc.               1,500                42,750

   Financial Services - 4.14%
    (a) MS Financial, Inc.                5,000                63,125

   Food - Processing - 3.00%
        Sanderson Farms, Inc.             2,000                23,500
        Sara Lee Corporation                800                22,200
                                                               45,700
   Forest Products & Paper - 3.62%
        Georgia Pacific Corporation         250                22,500
        International Paper Company         400                32,750
                                                               55,250
   Furniture & Home Appliances - 4.25%
    (a) Chromcraft Revington, Inc.        1,000                23,000
    (a) National Presto Industries, In      500                21,250
    (a) River Oaks Furniture, Inc.        2,000                20,500
                                                               64,750
   Household Products & Housewares - 2.34%
    (a) National Picture & Frame Compa    2,000               $19,500
        Sunbeam Corporation, Inc.         1,000                16,125
                                                               35,625

                                                            (Continued)
                          MISSISSIPPI OPPORTUNITY FUND

                            SCHEDULE OF INVESTMENTS

                                August 31, 1995
                                  (Unaudited)

                                                              Market
                                        Shares                Value
COMMON STOCKS - Continued

   Manufactured Housing - 2.88%
    (a) Belmont Homes, Inc.               3,000                43,875

   Medical Supplies - 4.89%
        Baxter International, Inc.          500                19,500
    (a) Gulf South Medical Supply, Inc    1,500                42,375
    (a) Microtek Medical Inc.             2,000                12,750
                                                               74,625
   Mining - 1.48%
    (a) Firstmiss Gold, Inc.              1,000                22,500

   Miscellaneous - Manufacturing - 1.34%
        Standex International Corporat      600                20,400

   Oil & Gas - Domestic - 4.52%
    (a) Callon Petroleum Company          6,000                69,000

   Real Estate - 1.83%
        Parkway Company                   1,500                27,938

   Real Estate Investment Trust - 1.32%
        Eastgroup Properties              1,000                20,125

   Retail - Department Stores - 3.46%
    (a) Proffitts, Inc.                   2,000                52,750

   Retail - General Merchandise - 3.25%
        Fred's, Inc.                      4,000                35,750
    (a) Stein Mart, Inc.                  1,000                13,750
                                                               49,500
   Telecommunications - 8.07%
    (a) Mobile Telecommunication Techn    4,000               123,000

   Tire & Rubber - 1.70%
        Cooper Tire and Rubber Company    1,000                26,000

   Transportation - Marine - 1.52%
    (a) Kirby Corporation                 1,500                23,250

   Transportation - Miscellaneous - 2.80%
    (a) American Medical Response, Inc    1,500                42,750

   Trucking & Leasing - 1.06%
    (a) KLLM Transport Services, Inc.     1,500                16,125


                                                            (Continued)
                          MISSISSIPPI OPPORTUNITY FUND

                            SCHEDULE OF INVESTMENTS

                                August 31, 1995
                                  (Unaudited)
                                                              Market
                                        Shares                Value
COMMON STOCKS

   Utilities - Telecommunications - 6.63%
    (a) WorldCom, Inc.                    3,000              $101,063


Total Common Stocks (Cost $1,213,040)                       1,335,725


                                      Principal               Market
                                        Amount                Value
REPURCAHSE AGREEMENT (b) - 12.74%
        TrustMark National Bank        $194,243               194,243
        5.584%, due September 1, 1995
        (Cost $194,243)


Total Value of Investments (Cost $1,407,283)       100.33%  1,529,968
Liabilities In Excess of Other Assets               (0.33)%    (5,035)
   Net Assets                                      100.00% $1,524,933

  (a) Non-income producing investment.

  (b) Joint repurchase agreement entered into August 31, 1995, with a maturity value of $10,869,785 collateralized by $10,770,000 U.S. Treasury Notes, 6.50%, due May 15, 1997. The aggregate market value of the collateral at August 31, 1995 was $11,086,298. The Fund's pro rata interest in the collateral at August 31, 1995 was $154,986. The Fund's pro rata interest in the joint repurchase agreement is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102 percent of the sales price of the repurchase agreement.

  (c) Aggregate cost for federal income tax purposes is the same. Unrealized appreciation (depreciation) of securities for federal income tax purposes is as follow:



      Unrealized appreciation                                $150,226
      Unrealized depreciation                                 (27,541)

        Net unrealized appreciation/depreciation             $122,685


See acccompanying notes to financial statements


                          MISSISSIPPI OPPORTUNITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995
                                  (Unaudited)


ASSETS
   Investments at value (Cost $1,407,283)                    $1,529,968
   Interest receivable                                              638
   Dividends receivable                                           1,272
   Reserve premium                                                   50
   Deferred organization expenses, net (note 4)                  43,108
   Due from advisor (note 2)                                     11,402

      Total assets                                            1,586,438

LIABILITIES
   Accrued expenses                                               1,379
   Payable for investment purchases                              60,126

      Total liabilities                                          61,505

NET ASSETS
   (applicable to 138,052 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)    $1,524,933

NET ASSETS CONSIST OF:
   Paid-in capital                                           $1,403,919
   Undistributed net investment loss                             (1,671)
   Net unrealized appreciation on investments                   122,685
                                                             $1,524,933
CLASS A
   Net assets                                                $1,084,733
   Shares outstanding                                            98,133
   Net asset and redemption value per share                      $11.05

CLASS C
   Net assets                                                  $440,200
   Shares outstanding                                            39,919
   Net asset and redemption value per share                      $11.03

See accompanying notes to financial statements


                          MISSISSIPPI OPPORTUNITY FUND

                            STATEMENT OF OPERATIONS

                    Six Months Period Ended August 31, 1995
                                  (Unaudited)


INVESTMENT INCOME
   Income
      Interest                                                     $5,941
      Dividends                                                     3,625

         Total Income                                               9,566

   Expenses
      Fund accounting fees (note 2)                                 8,000
      Distribution fees (note 3)                                    2,549
      Amortization of deferred organization expenses (note 4)       2,342
      Trustee fees and meeting expenses                             2,231
      Shareholder servicing expenses                                1,364
      Professional fees                                             1,060
      Securities pricing fees                                         687
      Printing expenses                                               620
      Registration and filing expenses                                592
      Fund administration fees (note 2)                               459
      Operating expenses                                              452
      Custody fees                                                    176
      Investment advisory fees (note 2)                             3,624

         Total expenses                                            24,156

         Less:
            Expense reimbursements (note 2)                       (11,402)
            Investment advisory fees waived (note 2)               (3,624)

         Net expenses                                               9,130

            Net investment income                                     436

REALIZED AND UNREALIZED GAIN  ON INVESTMENTS

   Increase in unrealized appreciation on investments             122,685

      Net realized and unrealized gain on investments             122,685

         Net increase in net assets resulting from operations    $123,121


See accompanying notes to financial statements


                          MISSISSIPPI OPPORTUNITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                For the
                                                              period from
                                                                March 29,
                                                              (commencement
                                                            of operations) to
                                                                August 31,
                                                                   1995
INCREASE IN NET ASSETS

   Operations
      Net investment income                                          $436
      Increase in unrealized appreciation on investments          122,685


         Net increase in net assets resulting from
          operations                                              123,121

   Distributions to shareholders from
      Net investment income - Class A                              (1,707)
      Net investment income - Class C                                (400)

         Decrease in net assets resulting from distributions       (2,107)

   Capital share transactions
      (a)Increase in net assets resulting from
         capital share transactions                             1,403,919

            Total increase in net assets                        1,524,933

NET ASSETS
   Beginning of period                                                  0

   End of period                                               $1,524,933


(a) A summary of capital share activity follows:
                             For the period from       For the period from
                           March 29, (commencement    April 7, (commencement
                              of operations) to         of operations) to
                               August 31, 1995           August 31, 1995

                                CLASS A SHARES            CLASS C SHARES
                               Shares      Value         Shares      Value

Shares sold                    98,002    $990,879        39,881    $411,250
Shares issued for reinvestment
of distributions                  162       1,707            38         400
                               98,164     992,586        39,919     411,650

Shares redeemed                   (31)       (317)            0           0

   Net increase                98,133    $992,269        39,919    $411,650


See accompanying notes to financial statements


                          MISSISSIPPI OPPORTUNITY FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout the Period)

                                                CLASS A       CLASS C

                                                For the        For the
                                              period from    period from
                                                March 29,      April 7,
                                             (commencement  (commencement
                                             of operations) of operations)
                                               August 31,     August 31,
                                                  1995           1995

Net Asset Value, Beginning of Period              $10.00        $10.00

   Income(loss) from investment operations
      Net investment income(loss)                   0.01         (0.01)
      Net realized and unrealized gain on invest    1.06          1.05

         Total from investment operations           1.07          1.04

   Distributions to shareholders from
      Net investment income                        (0.02)        (0.01)
      Net realized gain from investment transact    0.00          0.00

         Total distributions                       (0.02)        (0.01)

Net Asset Value, End of Period                    $11.05        $11.03


Total return                                       10.71%(a)     10.46%


Ratios/supplemental data
   Net assets, end of period                   $1,084,733      $440,200

   Ratio of expenses to average net assets
      Before expense reimbursements                 5.70% (b)     6.22% (b)
      After expense reimbursements                  2.08% (b)     2.59% (b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements               (3.40)% (b)    (3.91)% (b)
      After expense reimbursements                  0.23% (b)    (0.29)% (b)


   Portfolio turnover rate                          0.00%         0.00%


(a) Does not include sales load.

(b) Annualized.


See accompanying notes to financial statements


                          MISSISSIPPI OPPORTUNITY FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995
                                  (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Mississippi Opportunity Fund (the "Fund") is a non-diversified series of shares of beneficial interest of The Nottingham Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940. The Fund began operations on March 29, 1995. The Fund is currently authorized to issue two classes of shares
      - Class A shares and Class C shares. The Class A shares are sold subject to a maximum sales charge of 3.5 percent. Class C shares are sold without a sales charge. The following is a summary of significant accounting policies followed by the Fund.

      A. Security Valuation - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates market value.

      B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

      C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 28, 1996.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement (the "Agreement"), Vector Money Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.875% of the Fund's average daily net assets.


                          MISSISSIPPI OPPORTUNITY FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995
                                  (Unaudited)



      The Advisor has voluntarily agreed to reimburse expenses of the Fund if the Fund's total expenses exclusive of interest, taxes, brokerage commissions, sales charges, distribution fees and extraordinary expenses, exceed 2.125% of the average daily value of Class A Shares outstanding for any fiscal year, or exceed 2.625% of the average daily value of Class C Shares outstanding for any fiscal year, or the limits set by applicable state securities laws or other applicable laws if such limits are lower.

      Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor has voluntarily waived its fee amounting to $3,624 ($0.03 per share) and has agreed to reimburse a portion of the Fund's operating expenses for the period ended August 31, 1995. The total fees waived and expenses to be reimbursed amounted to $15,026.

      The Fund's administrator, The Nottingham Company, Inc. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $50 million of average daily net assets, 0.175% on the next $50 million of average daily net assets, and 0.15% on average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. Additionally, the Administrator charges the Fund for certain expenses involved with the daily valuation of portfolio securities, servicing of shareholder accounts and the registration of the Fund's shares.

      Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the period from March 29, 1995 to August 31, 1995, the Distributor retained sales charges in the amount of $2,310.40

      Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION COSTS

      The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan with respect to Investor shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

      The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% per annum of the Fund's average daily net asset value of Class A shares and 1.00% of Class C shares, for payment to the Distributor for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor shares.


                          MISSISSIPPI OPPORTUNITY FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995
                                  (Unaudited)



NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. Included in deferred organization expenses is a $45,000 organization fee paid to the Administrator. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

      In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

      Purchases and sales of investments, other than short-term investments, aggregated $1,213,040 and $0, respectively, for the period ended August 31, 1995.

                                     PART C

                        THE NOTTINGHAM INVESTMENT TRUST

                                   FORM N-1A

                               OTHER INFORMATION

                                     PART C
                               OTHER INFORMATION

ITEM 24.      Financial Statements and Exhibits

       a) Financial Statements: Included in Part B of Post-Effective Amendment Nos. 6, 8, 9, and 10 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 16, 1995, March 31, 1995, June 30, 1995, and July 3, 1995; included in
              Part B by this Post-Effective Amendment for the Mississippi Opportunity Fund

       b)     Exhibits*

(1) Amended and Restated Declaration of Trust - Incorporated by reference; filed 8/31/94

(2)    Amended and Restated By-Laws - Incorporated by reference; filed 8/31/94

(3)    Not Applicable

(4) Not Applicable - the series of the Registrant do not issue certificates (see Exhibit 1 and 2 for the relevant portions of the Declaration of Trust and By-Laws)

(5)    (a)    Investment Advisory Agreement for the Amelia Earhart: Eagle Equity
              Fund  - Incorporated by reference; filed 8/31/94

       (b) Investment Advisory Agreement for Legacy Equity Fund - Incorporated by reference; filed 10/17/94

       (c) Investment Advisory Agreement for Nottingham Short Term Income Fund - Incorporated by reference; filed 10/17/94

       (d) Investment Advisory Agreement for Greater Cincinnati Fund - Incorporated by reference; filed 10/17/94

       (e) Investment Advisory Agreement for The CarolinasFund - Incorporated by reference; filed 10/17/94

       (f) Investment Sub-Advisory Agreement for Legacy Equity Fund - Incorporated by reference; filed 10/17/94

       (g)    Investment Advisory Agreement for the Mississippi Opportunity Fund
              - Incorporated by reference; filed 1/12/95

(6)    (a)    Amended and Restated Distribution Agreement for the Amelia
              Earhart: Eagle Equity Fund - Enclosed Exhibit 6(a)

       (b)    Form of Dealer Agreement for the Amelia Earhart: Eagle Equity Fund
              - Incorporated by reference; filed 8/31/94

       (c) Distribution Agreement for Legacy Equity Fund - Incorporated by reference; filed 10/17/94

       (d) Distribution Agreement for Nottingham Short Term Income Fund - Incorporated by reference; filed 10/17/94

       (e) Amended and Restated Distribution Agreement for Greater Cincinnati Fund - Enclosed Exhibit 6(e)

       (f) Distribution Agreement for The CarolinasFund - Incorporated by reference; filed 10/17/94

       (g) Distribution Agreement for the Mississippi Opportunity Fund - Incorporated by reference; filed 1/12/95

(7)    Not Applicable

(8)    (a)    Custodian Agreement**

       (b) Custodian Agreement for the Mississippi Opportunity Fund - Incorporated by reference; filed 1/12/95

(9)    (a)    Amended and Restated Fund Accounting, Dividend Disbursing &
              Transfer Agent and Administration Agreement - Incorporated by reference; filed 10/17/94

       (b) Amendment to the Amended and Restated Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement - Enclosed Exhibit 9(b)

(10) Opinion and Consent of Counsel - Incorporated by reference; filed 8/31/94, 10/17/94, 1/12/95, and 4/28/95

(11)   Consent of Auditors - Not Applicable

(12)   Not Applicable

(13)   Purchase Agreement**

(14)   Not Applicable

(15)   (a)    Amended and Restated Distribution Plan for Amelia Earhart: Eagle
              Equity Fund (Class A Shares) - Enclosed Exhibit 15(a)

       (b) Distribution Plan for Amelia Earhart: Eagle Equity Fund (Class B Shares) - Enclosed Exhibit 15(b)

       (c) Distribution Plan for Legacy Equity Fund - Incorporated by reference; filed 10/17/94

       (d) Distribution Plan for Nottingham Short Term Income Fund - Incorporated by reference; filed 10/17/94

       (e) Amended and Restated Distribution Plan for Greater Cincinnati Fund (Class A Shares) - Enclosed Exhibit 15(e)

       (f) Distribution Plan for Greater Cincinnati Fund (Class B Shares) - Enclosed Exhibit 15(f)

       (g) Distribution Plan for The CarolinasFund - Incorporated by reference; filed 1/3/95

       (h) Distribution Plan for the Mississippi Opportunity Fund (Class A Shares) - Incorporated by reference; filed 1/12/95

       (i) Distribution Plan for the Mississippi Opportunity Fund (Class C Shares) - Incorporated by reference; filed 1/12/95

(16)   Computation of Performance - Enclosed Exhibit 16

(17) Copies of Powers of Attorney - Incorporated by reference; filed 8/31/94, 2/15/95, 2/24/95 and 3/31/95

(18) Amended and Restated Rule 18f-3 Multi-Class Plan - Incorporated by reference; filed 8/10/95

** Incorporated by reference to the Registrant's initial Registration Statement filing.

ITEM 25.      Persons Controlled by or Under Common Control with Registrant

              No person is controlled by or under common control with Registrant.

ITEM 26.      Number of Record Holders of Securities

              As of January 9, 1996, the number of record holders of each class of securities of Registrant was as follows: Number of Title of

              Class                                              Record Holders
              Amelia Earhart: Eagle Equity Fund - Class A                    73
              Amelia Earhart: Eagle Equity Fund - Class B                     0
              Greater Cincinnati Fund - Class A                              77
              Greater Cincinnati Fund - Class B                               1
              The CarolinasFund - Investor Class                            141
              The CarolinasFund - Institutional Class                         2
              Legacy Equity Fund                                              6
              Mississippi Opportunity Fund - Class A                        100
              Mississippi Opportunity Fund - Class C                         27
              Nottingham Short Term Income Fund                               0

ITEM 27.         Indemnification

           The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

           The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

           No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

           The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

           Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

           This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

ITEM 28.         Business and other Connections of Investment Advisor

           See the Statement of Additional Information section entitled "Management of the Fund" for each series of the Registrant and the Investment Advisors' Form ADV filed with the Commission for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisor to numerous institutional and individual clients.

ITEM 29.         Principal Underwriter

     (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Growth Fund, The Chesapeake Fund, Capital Value Fund, ZSA Equity Fund, ZSA Asset Allocation Fund, ZSA Social Conscience Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, Amelia Earhart: Eagle Equity Fund, Legacy Equity Fund, Nottingham Short Term Income Fund, Greater Cincinnati Fund, Mississippi Opportunity Fund, The CarolinasFund, GrandView REIT Index Fund, GrandView Realty Growth Fund, GrandView Residential Realty Income Fund, GrandView Retail Realty Income Fund, and GrandView Healthcare Realty Income Fund.

     (b)
                             Position(s) and
Name and Principal                Offices               Offices
Business Address             with Underwriter       with Registrant

Richard K. Bryant            President              No position with the
17 Glenwood Avenue                                  Trust or its Series
Raleigh, NC

Elmer O. Edgerton, Jr.       Vice President         No position with the
17 Glenwood Avenue                                  Trust or its Series
Raleigh, NC

     (c)   Not applicable

ITEM 30.         Location of Accounts and Records

           All account books and records not normally held by the Custodian are held by the Registrant, in the offices of The Nottingham Company, Administrator and Transfer Agent to the Registrant, or in the office of the Advisor or Sub-Advisor to each series of the Registrant.

           The address of The Nottingham Company is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of the Custodian is 301 N. Main Street, Winston-Salem, North Carolina 27102. The address of each Advisor and Sub-Advisor is in the Prospectus of each series of the Registrant.

ITEM 31.         Management Services

           The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Registrant and The Nottingham Company, LLC, as amended, are discussed in Part B hereof.

ITEM 32.         Undertakings

           Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report to shareholders of each series of Registrant upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Rocky Mount, State of North Carolina on the 15th day of January 1996.

THE NOTTINGHAM INVESTMENT TRUST


By:
     Frank P. Meadows III
     Vice Chairman and Treasurer, Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


Robert A. Blackmon III                   Trustee



John P. Boone                            Trustee



Jack E. Brinson                          Trustee



Jeffrey A. Egan                          Trustee



H. Kel Landis, III                       Trustee



J. Finley Lee, Jr.                       Trustee



Frank P. Meadows III                     Trustee, Principal Financial
                                         Officer and Principal Accounting
                                         Officer

O. James Peterson, III                   Trustee



Christopher J. Smith                     Trustee and Chairman, Principal
                                         Executive Officer


Jasen M. Snelling                        Trustee



Robert B. Thompson                       Trustee

By:                                    Dated:  January 15, 1996
   Frank P. Meadows III, Attorney-in-Fact

                        THE NOTTINGHAM INVESTMENT TRUST
                                 EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION

  Exhibit 6(a) Amended and Restated Distribution Agreement for the Amelia Earhart: Eagle Equity Fund

  Exhibit 6(e) Amended and Restated Distribution Agreement for Greater Cincinnati Fund

  Exhibit 9(b) Amendment to the Amended and Restated Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement

  Exhibit 15(a)         Amended and Restated Distribution Plan for Amelia
                        Earhart: Eagle Equity Fund (Class A Shares)

  Exhibit 15(b) Distribution Plan Amelia Earhart: Eagle Equity Fund (Class B Shares)

  Exhibit 15(e) Amended and Restated Distribution Plan for Greater Cincinnati Fund (Class A Shares)

  Exhibit 15(f)         Distribution Plan for Greater Cincinnati Fund
                        (Class B Shares)

  Exhibit 16            Computation of Performance